                                                                     EXHIBIT 4.1

                    [FORM OF COMMON STOCK CERTIFICATE--FRONT]

                            [LOGO I-FLOW CORPORATION]

              COMMON STOCK                           CERTIFICATE FOR
                 NUMBER
                   [ ]                                     [ ]

                                               SEE REVERSE FOR STATEMENTS
                                            RELATING TO RIGHTS, PREFERENCES,
                                           PRIVILEGES AND RESTRICTIONS, IF ANY

     INCORPORATED UNDER THE LAWS OF                 CUSIP 449520 30 3
         THE STATE OF DELAWARE

     THIS CERTIFIES THAT

     IS THE OWNER OF

               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK

I-FLOW CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ James J. Dal Porto                  /s/ Donald M. Earhart
--------------------------------        ----------------------------------------
ASSISTANT SECRETARY                     CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                                           OFFICER

          INCORPORATED IN THE STATE OF DELAWARE EFFECTIVE JULY 30, 2001
                                PAR VALUE $0.001

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

                    [FORM OF COMMON STOCK CERTIFICATE--BACK]

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with the right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -             Custodian                 under Uniform Gifts to Minors Act
                   ------------           ---------------                                     -----------
                      (Cust)                  (Minor)                                           (State)

UNIF TRF MIN ACT -              Custodian (until age     )            under the Uniform Transfers to Minors Act
                   ------------                      ---  -----------                                           --------------
                     (Cust)                                (Minor)                                                   (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING NUMBER OF ASSIGNEE [       ]

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ---------------
                       X
                        --------------------------------------------------------
                       X
                        --------------------------------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By:
   -------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT DATED AS OF MARCH 8, 2002 BY AND BETWEEN I-FLOW CORPORATION AND AMERICAN STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT, AS AMENDED TO DATE (THE "RIGHTS AGREEMENT"), THE TERMS AND CONDITIONS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF I-FLOW CORPORATION. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE REPRESENTED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE REPRESENTED BY THIS CERTIFICATE. IN ADDITION, UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY CERTAIN PERSONS MAY BECOME NULL AND VOID. I-FLOW CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY FOLLOWING ITS RECEIPT OF A WRITTEN REQUEST THEREFOR.